UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 21, 2009
Commission File Number 1-9929
Insteel Industries, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	56-0674867

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina	27030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (336) 786-2141
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
See “Item 3.03 Material Modification to Rights of Security Holders” for a discussion of the April 25, 2009 amendment to the Insteel Industries, Inc. (the “Company”) Rights Agreement. That discussion is incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders.
(a) On April 21, 2009, the Board of Directors of the Company authorized it to enter into Amendment No. 1 to Rights Agreement (“Amendment No. 1”), effective as of April 25, 2009, amending the Company’s Rights Agreement dated as of April 27, 1999 (the “Rights Agreement”) between the Company and American Stock Transfer & Trust Company, LLC (the “Rights Agent”). The Rights Agreement is attached as Exhibit 99.1 to the Company’s Form 8-A filed with the U.S. Securities and Exchange Commission (“SEC”) on May 7, 1999. On April 26, 1999, the Board of Directors of the Company declared a dividend distribution of one Right for each outstanding share of the Company’s Common Stock, with each Right entitling the registered holder to purchase from the Company, upon the occurrence of a Distribution Date, a Unit, representing one two-hundredth of a share (as adjusted for stock splits), of Series A Junior Participating Preferred Stock for $40.00 (as adjusted). Defined terms used in this report and not otherwise defined herein have the meanings set forth in the Rights Agreement as amended by Amendment No. 1. The Rights Agent also serves as the transfer agent for the Company’s Common Stock.
     Amendment No. 1:
•	extends the “Final Expiration Date” of the Rights Agreement to April 24, 2019;

•	changes the “Purchase Price” from $40.00 to $46.00;

•	modifies the definition of “Beneficial Owner” to address certain derivative security contexts; and

•	provides a procedure for determining the number of shares of Common Stock of the Company to which such Person’s derivative position relates.
     The Rights Agreement, as modified by Amendment No. 1, remains in full force and effect.
     The foregoing summary of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and to Amendment No. 1, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 21, 2009, the Board of Directors of the Company approved certain amendments to Article 2, Section 11 of the Company’s bylaws. Article 2, Section 11 of the bylaws specifies the business which may be conducted at meetings of shareholders, including procedures for proposing actions, such as nominations for director, to be taken at the Company’s annual shareholders’ meeting.
     The bylaws previously provided that advance notice of shareholder proposals for consideration at the annual meeting (other than those included in the Company’s proxy materials) must be delivered to the secretary of the Company at least 90 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. The amendments to the bylaws clarify that such time period is not affected by any postponement or adjournment of the annual meeting.
     The bylaws also previously provided that a shareholder who submits a proposal for consideration at the annual meeting (other than those included in the Company’s proxy materials) must, in addition to requirements imposed by applicable law, provide information regarding his or her name, address, beneficial ownership of Company securities and material interest in the proposal. The amendments to the bylaws expand the information which must be supplied by the proposing shareholder by requiring:

•	the same information (name, address, ownership, and material interest) regarding any “Shareholder Associated Person”;

•	the name and address of any other shareholder supporting the proposal; and

•	a description of any hedging or other transactions entered into by the shareholder submitting the proposal or any Shareholder Associated Person if the effect of such transactions is to mitigate loss or manage risk of stock price changes, or to increase the voting power of such shareholder or Shareholder Associated Person.
     The amendments to the bylaws define “Shareholder Associated Person” to mean (i) any person controlling, directly or indirectly, or acting in concert with, such shareholder, (ii) any beneficial owner of shares of stock of the Company owned or controlled by such shareholder, and (iii) any person controlling, controlled by or under common control with such Shareholder Associated Person.
     The amendments further provide that information submitted pursuant to Article 2, Section 11 of the bylaws shall be updated upon written request by the Secretary of the Company, and that information which is inaccurate to a material extent or not timely updated may be deemed not to have been provided in accordance with the bylaws. If information does not meet the requirements of Article 2, Section 11 of the bylaws, the proposal will not be presented for a shareholder vote.
     This summary of the amendments to the Company’s bylaws is qualified by the full text of the revised bylaws. A copy of the revised bylaws, which is marked to show the changes described, is attached hereto as Exhibit 3.1 to this current Report on Form 8-K and incorporated herein by reference. The amendment was effective April 21, 2009.
Item 8.01 Other Events
     On April 21, 2009, the Company issued a press release announcing that its Board of Directors has declared a quarterly cash dividend of $0.03 per share payable on July 6, 2009 to shareholders of record as of June 19, 2009. A copy of this release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     While the Company intends to pay regular quarterly cash dividends for the foreseeable future, the declaration and payment of future dividends, if any, are discretionary and will be subject to determination by the board of directors each quarter after taking into account various factors, including general business conditions and the Company’s financial condition, operating results, cash requirements and expansion plans.
Cautionary Note Regarding Forward-Looking Statements
     This report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s intent and ability to pay future dividends. Although the Company believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, such forward-looking statements are subject to a number of risks and uncertainties, and the Company can provide no assurances that such plans, intentions or expectations will be achieved. Many of these risks and uncertainties are discussed in detail in the Company’s reports and statements that it files with the SEC, in particular in its Annual Report on Form 10-K for the year ended September 27, 2008. You should carefully review these risks and uncertainties.
     All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. All forward-looking statements speak only to the respective dates on which such statements are made and the Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of the Company, marked to show the amendments.

4.2	Amendment No. 1 to the Rights Agreement, dated as of April 21, 2009, between Insteel Industries, Inc. and American Stock Transfer & Trust Company, LLC (as the Rights Agent).

99.1	Press release dated April 21, 2009 announcing declaration of a quarterly cash dividend of $0.03 per share.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Insteel Industries, Inc.
By:	/s/ James F. Petelle
	Name:	James F. Petelle
	Title:	Vice President and Secretary

Date: April 27, 2009

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of the Company, marked to show the amendments.

4.2	Amendment No. 1 to the Rights Agreement, dated as of April 21, 2009, between Insteel Industries, Inc. and American Stock Transfer & Trust Company, LLC (as the Rights Agent).

99.1	Press release dated April 21, 2009 announcing declaration of a quarterly cash dividend of $0.03 per share.